UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2025

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8th Floor, One Central Plaza, Dame Street, Dublin 2, Co. Dublin, D02 K7K5, Ireland	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: + 353 1 6699 020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares (ADS(s)), each ADS representing the right to receive twenty (20) Ordinary Shares of Amarin Corporation plc	AMRN	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Amarin Corporation plc (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”) on May 13, 2025.

There were approximately 414,189,296 ordinary shares entitled to vote at the Annual Meeting based on the March 27, 2025 record date (the “Record Date”), of which approximately 405,383,488 were held in the name of Citibank, N.A., which issues Company-sponsored American Depositary Receipts (“ADRs”) evidencing American Depositary Shares (“ADSs”). As of the Record Date, and therefore, for purposes of the vote at the Annual Meeting, each ADS represented one ordinary share. Of the ordinary shares entitled to vote, 250,223,597 shares, or approximately 60%, were present and voting in person or by proxy at the Annual Meeting. In accordance with the Company’s Articles of Association, the presence, in person or by proxy, of a quorum for the transaction of business at the Annual Meeting was constituted by at least two shareholders who held shares as of the Record Date.

The matters set forth below were voted on at the Annual Meeting. Detailed descriptions of these matters and voting procedures applicable to these matters at the Annual Meeting are contained in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 10, 2025. All matters were approved in accordance with the Company’s Articles of Association, other than Proposal 12.

Proposal 12 which fell within recommendations by ISS and Glass Lewis, and accordingly, Proposal 12 received “FOR” recommendations of support from both those entities, sought to allow the Board to allot approximately 10% of the existing issued share capital of the Company without such allotment being subject to statutory pre-emption rights. Nonetheless, Proposal 12 did not receive the requisite shareholder approval. As detailed in the Non-Employee Director Compensation section of the Proxy, for existing non-employee members, an annual equity award with a grant date fair value of $175,000 would be granted and for new directors a one-time equity award with a grant date fair value of $262,500 would be granted, both with a 75%/25% split between option and restricted stock units. As a result of the Proposal not receiving shareholder approval, the Company must obtain an express opt-out of statutory pre-emption rights at the time of any proposed stock issuance (subject to limited exceptions), which is time consuming, expensive and subject to rejection. Moreover, because of this rejection, the Board will now need to evaluate alternatives to the customary mix of cash retainers and equity compensation arrangements for the non-employee members of the Board. The evaluation will result in a revised compensation arrangement wherein, in addition to the customary cash retainer, the non-employee directors will likely receive supplemental cash compensation, in lieu of equity, at an amount equal to previously approved equity value.

Set forth below are the voting results for each matter.

(1) An ordinary resolution to re-elect Mr. Aaron Berg as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
103,822,955	21,100,127	6,722,433	118,578,492

(2) An ordinary resolution to re-elect Ms. Patrice Bonfiglio as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
99,805,072	24,857,202	6,983,241	118,578,492

(3) An ordinary resolution to re-elect Mr. Paul Cohen, M.D. as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
101,257,826	23,541,749	6,845,940	118,578,492

(4) An ordinary resolution to re-elect Mr. Keith L. Horn as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
100,538,354	24,044,876	7,062,285	118,578,492

(5) An ordinary resolution to re-elect Mr. Odysseas Kostas, M.D. as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
100,850,288	24,322,211	6,473,016	118,578,492

(6) An ordinary resolution to re-elect Mr. Oliver O'Connor as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
100,850,610	23,791,592	7,003,313	118,578,492

(7) An ordinary resolution to re-elect Mr. Louis Sterling III as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
100,753,334	24,374,991	6,517,190	118,578,492

(8) An ordinary resolution to re-elect Ms. Diane E. Sullivan as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
101,619,153	22,853,077	7,173,285	118,578,492

(9) A non-binding advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non- Votes
88,817,073	36,111,698	6,716,644	118,578,492

(10) An ordinary resolution to appoint Ernst & Young LLP as the Company’s U.S. independent registered public accounting firm for the fiscal year ending December 31, 2025, and to hold office from the conclusion of this meeting until the conclusion of the next meeting at which the annual accounts are laid before the Company and to authorize the Audit Committee to agree the remuneration of the auditors:

Votes For	Votes Against	Abstentions	Broker Non- Votes
227,632,617	15,973,899	6,617,491	-

(11) An ordinary resolution to generally and unconditionally authorize the Board of Directors of the Company (the "Board") to allot shares in the Company or grant rights to subscribe for or to convert any security into shares of the Company up to an aggregate nominal amount of £38,400,000 (which is equal to approximately 18% of the existing issued share capital):

Votes For	Votes Against	Abstentions	Broker Non- Votes
80,504,564	45,452,338	5,688,613	118,578,492

(12) A special resolution to give power to the Board, subject to the passing of Resolution No. 11 above and in accordance with Section 570 of the Companies Act 2006, to allot equity securities (as defined in Section 560 of the Companies Act) pursuant to the authority conferred upon them by Resolution No. 11, as if Section 561(1) of the Companies Act did not apply to any such allotment, provided that the power hereby conferred shall (a) be limited to the allotment of equity securities up to an aggregate nominal amount of £21,330,000 (being the aggregate nominal amount of £18,770,400 in respect of Ordinary Shares and £2,559,600 in respect of Preference Shares); and (b) expire on the 18-month anniversary of the date on which this resolution is passed (unless renewed, varied or revoked by the Company prior to or on that date), except that the Company may, before such expiration, make an offer or agreement which would, or might, require equity securities to be allotted after the expiration of such period and the directors may allot equity securities in pursuance of any such offer or agreement notwithstanding that the authority conferred by this resolution has expired:

Votes For	Votes Against	Abstentions	Broker Non- Votes
89,842,002	36,035,733	5,767,780	118,578,492

Proposal 12 sought to allow the Board to allot approximately 10% of the existing issued share capital of the Company without such allotment being subject to statutory pre-emption rights which fell within recommendations by ISS and Glass Lewis. Nonetheless, Proposal 12 did not receive the requisite shareholder approval. As detailed above, because of this rejection, the Board will need to evaluate alternatives to the customary mix of cash retainer and equity compensation arrangements for the non-employee members of the Board. The evaluation will result in a revised compensation arrangement wherein, in addition to the customary cash retainer, the non-employee directors will likely receive supplemental cash compensation, in lieu of equity, at an amount equal to previously approved equity value, which will impact the Company’s total cash position.

(13) An ordinary resolution to re-elect Mr. Michael Torok as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
106,010,044	17,665,419	7,970,052	118,578,492

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2025	Amarin Corporation plc

	By:	/s/ Aaron Berg
Aaron Berg
President and Chief Executive Officer